UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 11, 2008
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press release dated November 11, 2008
EX-99.2 Transcript of conference call on November 11, 2008
EX-99.3 Investor Conference Call Slide Presentation

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 11, 2008, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter and year ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
On November 11, 2008, the Company hosted a conference call on the subject of its financial results for its fiscal quarter and year ended September 30, 2008, and made the call available to listeners by webcast. A transcript of the conference call is attached hereto as Exhibit 99.2.
In connection with the conference call held by the Company on November 11, 2008 to discuss its financial results for the fiscal quarter and year ending September 30, 2008, the Company referenced a slide presentation, which was made available in advance of the call through the Company’s website. The slide presentation is attached as Exhibit 99.3 hereto.
Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1	Press release issued on November 11, 2008 by Brooks Automation, Inc., announcing its financial results for the fiscal quarter and year ended September 30, 2008.

99.2	Transcript of conference call hosted by Brooks Automation, Inc. on November 11, 2008.

99.3	Investor Conference Call Slide Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Senior Vice President, General Counsel and Secretary

Date: November 13, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on November 11, 2008 by Brooks Automation, Inc., announcing its financial results for the fiscal quarter and year ended September 30, 2008.

99.2	Transcript of conference call hosted by Brooks Automation, Inc. on November 11, 2008.

99.3	Investor Conference Call Slide Presentation.